UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 25, 2016

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Hudson Street

New York, New York 10014

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 is being filed in order to add Exhibit 4.1 to the Current Report filed by the Registrant on June 1, 2016, as contemplated in that filing.

* * * * *

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed or furnished herewith:

Exhibit Number	Description

4.1	Indenture between the Registrant and The Bank of New York Mellon Trust Company, N.A., dated as of June 1, 2016

99.1*	Press Release, dated May 25, 2016, regarding proposed offering of Convertible Notes due 2023

99.2*	Press Release, dated May 26, 2016, regarding pricing of the Registrant’s 2.625% Convertible Notes due 2023

99.3*	Supplemental 2016 Guidance for Income Per Share Calculation

*	Previously filed or furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: June 2, 2016	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture between the Registrant and The Bank of New York Mellon Trust Company, N.A., dated as of June 1, 2016

99.1*	Press Release, dated May 25, 2016, regarding proposed offering of Convertible Notes due 2023

99.2*	Press Release, dated May 26, 2016, regarding pricing of the Registrant’s 2.625% Convertible Notes due 2023

99.3*	Supplemental 2016 Guidance for Income Per Share Calculation

*	Previously filed or furnished.